SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 15, 1996

                          EDISTO RESOURCES CORPORATION
             (Exact name as registrant as specified in its charter)

           DELAWARE                   1-10376                   54-0883077
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
         incorporation)                                    Identification No.)

             10375 RICHMOND AVENUE, SUITE 300, HOUSTON, TEXAS 77042
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 782-0095

ITEM 2.  DISPOSITION OF ASSETS

     On November 15, 1996, Edisto Resources Corporation ("Edisto") signed a definitive agreement to sell substantially all of the assets of its gas marketing operations to Pacific Gas Transmission Company, a subsidiary of Pacific Gas and Electric Company (NYSE "PGE"). Edisto's gas marketing operations are conducted through its subsidiaries, Energy Source, Inc. in the United States, and Energy Source Canada, Inc. in Canada (collectively, "Energy Source").

     The sales price is (i) $26.0 million in cash if the effective date of the sale is November 30, 1996, and $25.5 million if the effective date of the sale is December 31, 1996, plus (ii) the book value at July 31, 1996 of the fixed assets (approximately $2.6 million) and net adjusted working capital (approximately $20.6 million) of Energy Source; provided that the sales price is subject to adjustment after the closing by the adjusted net income or loss of Energy Source during the period from August 1, 1996 to the effective date of the purchase. The purchaser also will assume certain specified liabilities of Energy Source. All of Edisto's employees, other than Michael Y. McGovern, the Chairman and CEO of Edisto, will become employees of the purchaser.

     The consummation of the sale is subject to the fulfillment of certain conditions that are normal and customary in transactions of this nature, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976. The sale is expected to close on December 31, 1996.

     After consummation of the sale, Edisto will continue to conduct its oil and gas operations through its 73% interest in Convest Energy Corporation, an independent oil and gas exploration and production company listed on the American Stock Exchange (ASE "COV"). Michael Y. McGovern, the Chairman and CEO of both Edisto and Convest, will continue in those positions after the sale. On a pro forma basis, Edisto will have approximately $78.0 million in cash after consummation of the sale.

     A substantial portion of the anticipated gain on the sale will not be subject to federal income taxes due to Edisto's existing net operating loss carryforwards ("NOLs"). After utilization of the NOLs in connection with the sale, Edisto anticipates that its NOLs will exceed $122 million for regular tax purposes and $81 million for alternative minimum tax purposes. These NOLs expire from 2005 to 2008.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS

         Not applicable

     (b) PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma consolidated financial statements are filed with this report:

         Pro Forma Consolidated Balance Sheet as of September 30, 1996 ...  F-1

         Pro Forma Consolidated Statements of Operations Year Ended
             December 31, 1995 ...........................................  F-2

         Nine Months Ended September 30, 1996 ............................  F-3

     The pro forma consolidated balance sheet of Edisto as at September 30, 1996 reflects the financial position of Edisto after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 30, 1996. The Pro Forma Consolidated Statements of Operations for the fiscal year ended December 31, 1995 and the nine months ended September 30, 1996 assume that the disposition occurred on January 1, 1995 and January 1, 1996, respectively, and are based on the operations of Edisto for the year ended December 31, 1995 and the nine months ended September 30, 1996.

     The unaudited pro forma consolidated financial statements presented herein have been prepared by Edisto based upon assumptions deemed proper by it. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Edisto, or of the financial position or results of operations of Edisto that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma consolidated financial statements presented herein should be read in conjunction with the historical financial statements and related notes of Edisto.

     (c) EXHIBITS

NO.                      EXHIBIT
---                      -------

7.1 Asset Purchase Agreement dated November 15, 1996 by and among Pacific Northwest Gas System, Inc., 708559 Alberta Ltd., Pacific Gas Transmission Company, Energy Source, Inc., Energy Source Canada, Inc. and Edisto Resources Corporation covering the purchase of specified assets of Energy Source, Inc. and Energy Source Canada, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             EDISTO RESOURCES CORPORATION
                                             (Registrant)

                                             By: /s/ JERRY L. MCNEILL
                                                 Jerry L. McNeill
                                                 Vice President, Controller and
                                                 Chief Accounting Officer

Date:  November 22,1996

                          EDISTO RESOURCES CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                       PRO FORMA ADJUSTMENTS
                                                                                      ------------------------
                                                                    EDISTO             ENERGY
                                                                 (HISTORICAL)         SOURCE(a)         OTHER            PRO FORMA
                                                                  ---------           ---------        -------           ---------
                     ASSETS
CURRENT ASSETS:
    Cash and cash equivalents .............................       $  47,755(b)        $  30,642        $  --             $ 78,397(b)
    Assets from risk management activities ................          13,815             (12,998)           817
    Accounts receivable:
       Oil & gas production ...............................           3,262                --            2,540(c)           5,802
       Gas marketing ......................................          96,321             (95,352)           969
       Other ..............................................             782                (458)          --                  324
    Storage inventory .....................................           4,212              (2,085)          --                2,127
    Other current assets ..................................           2,813                (654)          --                2,159
                                                                  ---------           ---------        -------           --------
        Total current assets ..............................         168,960             (80,905)         2,540             90,595

PROPERTY AND EQUIPMENT, NET ...............................          58,106              (1,513)          --               56,593

OTHER ASSETS ..............................................           3,567              (1,135)          --                2,432

TOTAL ASSETS ..............................................       $ 230,633           $ (83,553)       $ 2,540           $149,620
                                                                  =========           =========        =======           ========

             LIABILITIES AND EQUITY
CURRENT LIABILITIES:
    Current maturities of long-term debt ..................       $     308           $    (308)       $  --             $   --
    Accounts payable:
       Oil & gas production ...............................          10,140                --             --               10,140
       Gas marketing ......................................          99,749            (102,289)         2,540(c)
        Affiliate .........................................            (569)               (569)
    Accrued liabilities & other ...........................          12,825              (5,454)           900(d)           8,271
    Liabilities from risk management activites ............           1,095              (1,095)          --                 --
    Deferred revenue ......................................           2,120               2,120
                                                                  ---------           ---------        -------           --------
      Total current liabilities ...........................         126,237            (109,715)         3,440             19,962

LONG-TERM LIABILITIES:
       Long-term debt, net of current maturities ..........           8,530                 (27)          --                8,503
       Minority interest ..................................           9,339                --            9,339
       Other non-current liabilities ......................           8,956                 (61)          --                8,895
                                                                  ---------           ---------        -------           --------
       Total non-current liabilities: .....................          26,825                 (88)          --               26,737
                                                                  ---------           ---------        -------           --------
STOCKHOLDERS' EQUITY ......................................          77,571              26,250           (900)(d)        102,921

TOTAL LIABILITIES AND EQUITY ..............................       $ 230,633           $ (83,553)       $ 2,540           $149,620
                                                                  =========           =========        =======           ========

(a) To eliminate the assets and liabilites of Energy Source as of September 30, 1996, and record the proceeds of the sale of Energy Source at such date.

(b)  Includes $4.6 million in cash at Convest Energy Corporation at such date.

(c)  To reverse intercompany elimination entry.

(d)  To record transaction costs related to the sale.

                          EDISTO RESOURCES CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   UNAUDITED
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                   PRO FORMA
                                                                                                   ADJUSTMENTS
                                                                                                    ---------
                                                                              EDISTO                 ENERGY
                                                                           (HISTORICAL)             SOURCE(a)             PRO FORMA
                                                                             ---------              ---------             ---------
Revenue:
     Oil and gas production ....................................             $  51,211              $    --                $ 51,211
     Gas marketing .............................................               382,849               (382,849)
     Energy Trading ............................................                   (86)                    86                  --
                                                                             ---------              ---------              --------
                                                                               433,974               (382,763)               51,211

Costs and expenses:
     Lease operating and production taxes ......................                18,456                   --                  18,456
     Gas purchases .............................................               381,624               (381,624)                 --
     Abandonment and exploration costs .........................                 2,871                   --                   2,871
     Depreciation, depletion & amortization ....................                20,740                   (367)               20,373
     Impairment of oil and gas properties ......................                 5,911                   --                   5,911
     General and administrative ................................                15,395                 (6,884)                8,511
                                                                             ---------              ---------              --------
                                                                               444,997               (388,875)               56,122
                                                                             ---------              ---------              --------
      Operating income (loss) ..................................               (11,023)                 6,112                (4,911)
                                                                             ---------              ---------              --------
Other income (expense):
     Interest income ...........................................                 3,525                 (2,252)                1,273
     Interest expense ..........................................                (2,129)                   267                (1,862)
     Gain (loss) on sale of assets .............................                  (652)                    (9)                 (661)
     Minority interest .........................................                   726                   --                     726
     Equity in earnings (loss) of affiliates ...................                   326                   (326)                 --
     Other, net ................................................                (4,284)                 5,805                 1,521
                                                                             ---------              ---------              --------
                                                                                (2,488)                 3,485                   997
                                                                             ---------              ---------              --------
Income (loss) before income taxes ..............................               (13,511)                 9,597                (3,914)
                                                                             ---------              ---------              --------
Preacquisition loss of subsidiary ..............................                 1,478                   --                   1,478
Income taxes ...................................................                  (945)                   339                  (606)
                                                                             ---------              ---------              --------
Income (loss) from continuing operations .......................             $ (12,978)             $   9,936              $ (3,042)
                                                                             =========              =========              ========
Net income (loss) per common share:
     Continuing operations .....................................             $   (1.00)             $    --                $  (0.23)
                                                                             =========              =========              ========
Weighted average common shares
       outstanding .............................................                12,954                   --                  12,954
                                                                             =========              =========              ========

(a)  To eliminate the profit and loss of Energy Source for the entire period.

                          EDISTO RESOURCES CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                    PRO FORMA
                                                                                                   ADJUSTMENTS
                                                                                                    ---------
                                                                              EDISTO                 ENERGY
                                                                            (HISTORICAL)            SOURCE(a)             PRO FORMA
                                                                             ---------              ---------             ---------
Revenue:
     Oil and gas production ....................................             $  33,634              $    --                $ 33,634
     Gas marketing .............................................               541,510               (541,510)                 --
                                                                             ---------              ---------              --------
                                                                               575,144               (541,510)               33,634

Costs and expenses:
     Lease operating and production taxes ......................                12,064                 12,064
     Gas purchases .............................................               535,349               (535,349)                 --
     Abandonment and exploration costs .........................                 1,724                   --                   1,724
     Depreciation, depletion & amortization ....................                12,966                   (531)               12,435
     Impairment of oil and gas properties ......................                 1,120                   --                   1,120
     General and administrative ................................                11,990                 (8,101)                3,889
                                                                             ---------              ---------              --------
                                                                               575,213               (543,981)               31,232
                                                                             ---------              ---------              --------
      Operating income (loss) ..................................                   (69)                 2,471                 2,402
                                                                             ---------              ---------              --------
Other income (expense):
     Interest income ...........................................                 1,718                   (891)                  827
     Interest expense ..........................................                  (962)                    75                  (887)
     Gain on sale of assets ....................................                 1,167                     (3)                1,164
     Minority interest .........................................                  (679)                  --                    (679)
     Equity in earnings (loss) of affiliates ...................                   372                   (372)                 --
     Other, net ................................................                    71                    127                   198
                                                                             ---------              ---------              --------
                                                                                 1,687                 (1,064)                  623
                                                                             ---------              ---------              --------
Income (loss) before income taxes ..............................                 1,618                  1,407                 3,025
                                                                             ---------              ---------              --------
Income taxes ...................................................                  (381)                    78                  (303)
                                                                             ---------              ---------              --------
Income (loss) from continuing operations .......................             $   1,237              $   1,485              $  2,722
                                                                             =========              =========              ========
Net income (loss) per common share:
     Continuing operations .....................................             $    0.09              $    --                $   0.20
                                                                             =========              =========              ========
Weighted average common shares
       outstanding .............................................                13,408                   --                  13,408
                                                                             =========              =========              ========

(a)  To eliminate the profit and loss of Energy Source for the entire period.